As filed with the Securities and Exchange Commission on February 29, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3489

THE WRIGHT MANAGED EQUITY TRUST
177 West Putnam Ave.
Greenwich, Connecticut 06830

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 – December 31, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and one fixed-income fund from The Wright Managed Income Trust. Each of the four funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all “no-load” funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of “investment grade” companies maintained by Wright Investors’ Service (“Wright”, “WIS” or the “Adviser”). Over 39,000 global companies (covering 85 countries) in Wright’s database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as “investment grade” are companies that meet Wright’s Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright’s “investment grade” list, may also be selected from companies in the fund’s specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income. The Fund’s portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund’s investment. The Adviser seeks to outperform the Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the “Fund”) seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5-$10 billion or more. The Adviser seeks to outperform the Standard & Poor’s 500 Index (“S&P 500”) by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the “Fund”) seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts (“ADR’s”) traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index (“MSCI World ex U.S.”) by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

One Fixed-Income Fund

Wright Current Income Fund (WCIF) (the “Fund”) may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund’s benchmark is the Barclays GNMA Backed Bond Index.

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Table of Contents

Investment Objectives	inside front
Letter to Shareholders (Unaudited)	2
Management Discussion (Unaudited)	5
Performance Summaries (Unaudited)	9
Fund Expenses (Unaudited)	17
Management and Organization (Unaudited)	58
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	60

FINANCIAL STATEMENTS

The Wright Managed Equity Trust

Wright Selected Blue Chip Equities Fund
Portfolio of Investments	19
Statement of Assets and Liabilities	21
Statement of Operations	21
Statement of Changes in Net Assets	22
Financial Highlights	23

Wright Major Blue Chip Equities Fund
Portfolio of Investments	24
Statement of Assets and Liabilities	25
Statement of Operations	25
Statements of Changes in Net Assets	26
Financial Highlights	27

Wright International Blue Chip Equities Fund
Portfolio of Investments	28
Statement of Assets and Liabilities	30
Statement of Operations	30
Statements of Changes in Net Assets	31
Financial Highlights	32

Notes to Financial Statements	33

Report of Independent Registered Public Accounting Firm	41

Federal Tax Information (Unaudited)	42

The Wright Managed Income Trust

Wright Current Income Fund
Portfolio of Investments	43
Statement of Operations	47
Financial Highlights	49

Notes to Financial Statements	50

Report of Independent Registered Public Accounting Firm	56

Federal Tax Information (Unaudited)	57

Letter to Shareholders (Unaudited)

Dear Shareholder:

SUMMARY: Following one of its weakest years since the bull market began in 2009, the U.S. stock market got off to one of its worst starts ever in January 2016. Concern about plunging stock prices in China, kicked off by a weakening economy, and a virtual freefall in oil have spread throughout the world, as has worry about global economic growth. Still, U.S. equities have outperformed their foreign counterparts, largely due to the strength of the dollar. Bonds have provided some protection from stock market volatility, even though the Federal Reserve began raising short-term interest rates at the end of 2015. But slowing economic growth here at home is adding to the concern. Investors are advised to be more cautious than ever this year, so a well-diversified portfolio of high-quality domestic and foreign equities and fixed-income securities is more important than ever.

U.S. stocks and bonds had a rough year in 2015, and if the first month of the year is any indication, 2016 is shaping up to be even more challenging. Both the Dow Jones Industrial Average and the S&P 500 achieved positive returns last year but only after dividends are included. The Dow ended the year down 2.2% in terms of price, its first losing year since 2008, but managed to eke out a 0.2% gain once dividends are included. The S&P 500 lost 0.7%, its first drop in price since 2011, but ended up with a 1.4% gain thanks to dividends. NASDAQ was the standout performer, rising 5.7% on a price basis and 7.0% after dividends. But January undid even those relatively modest gains. Both the Dow and the S&P 500 lost more than 5% while NASDAQ fell 7.8%.

Yet U.S. stocks have managed to outperform most of the rest of the world, largely due to the continued strength of the dollar overseas. In Europe, the MSCI Europe ex U.K. index lost 0.6% in dollar terms in 2015, nearly all of that loss attributable to the more than 11% gain in the dollar against the euro. The same was true in January, when the index lost an additional 6.8%. The one major market that the U.S. failed to beat last year was Japan, where stocks gained more than 9% in both dollar and yen terms. The yen was one of the few major currencies to hold its own against the greenback. But that luck didn’t carry over into 2016, as Japanese stocks dropped more than 8% in both yen and dollar terms in January.

One of the major negative factors driving global stocks downward has been China, both due to its weakening economic growth and its plunging stock market. The MSCI China index lost 7.8% last year in dollar terms and then another 13% in January. The main Chinese equity index, the Shanghai composite, dropped 22% in January. The index has lost nearly half of its value since last June’s peak and is now at its lowest level since November 2014, wiping out a good part of the 150+% gain it posted between June 2014 and June 2015. Slowing growth in China – the world’s second largest economy – is certainly one factor behind the market’s plunge. Economic growth slowed last year to 6.9%, the weakest annual performance in 25 years. But so is stock speculation, which the government has been unable to discourage. Indeed, not only has it been unsuccessful in deflating the stock bubble, it has taken measures to try to prop up stock prices, which is only prolonging the problem.

Another factor driving stock prices down has been the near freefall in oil prices, which shows no signs of bottoming out. Crude oil dropped another 30% last year after falling nearly 46% the previous year, and in January 2016 fell another 9% despite rising the last two weeks of the month. The price of WTI, the U.S. benchmark, has fallen below $30 a barrel, its lowest level since 2004. OPEC, led by Saudi Arabia, instead of trying to boost oil prices by limiting production, as it has usually done in the past, has been content to watch the price fall in order to gain competitive advantage over higher-cost producers such as U.S. shale oil providers and its political adversaries, Iran and Russia. Not surprisingly, energy stocks were by far the biggest

2

Letter to Shareholders (Unaudited)

losers among the S&P 500 last year, falling more than 21% after losing nearly 8% the prior year, when they were the only sector to finish in the red. They fell another 3% in the first month of 2016.

But there have been a few safe havens for investors, which points out the importance of having a well-balanced diversified portfolio. In January, as global stock markets were falling sharply, bonds were recording positive returns. The Barclays U.S. Bond Market Aggregate had a total return of 1.4%. The index is heavily weighted with U.S. Treasury securities, where yields dropped sharply despite the Federal Reserve’s first rate increase last December. The yield on the benchmark 10-year government note fell 35 basis points to end the month at 1.92%, its lowest level since last April. But not all bonds are alike: high-yield bonds lost 1.6% as investors worry about an expected wave of defaults in the oil industry.

But while investors fleeing stocks are certainly driving bond prices up and yields down, a weakening U.S. economy is also playing a role. The first estimate of GDP growth for the fourth quarter of 2015 came in weaker than expected at just 0.7%. That is down sharply from the 2% pace in the third quarter and 3.9% in Q2. For the full year, the economy grew by 2.4%, unchanged from 2014. The GDP numbers merely confirmed the recent downtrend. Leading indicators fell 0.2% in December while the Chicago Fed’s national activity index remained in negative territory. Durable goods orders fell 5.1% and were down 3.5% for the full year, the first annual decline since 2009. Industrial production fell 0.4%. Even the consumer wasn’t helping much. Personal spending was flat in December while retail sales fell 0.1% and were up only 2.1% for the year, the weakest annual increase since 2009.

Still, the housing and auto sectors – heavily dependent on low interest rates, to be sure – remain robust. Existing home sales rebounded in December and for the full year were up more than 7% to 5.3 million. New home sales rose 14.6% to 501,000, the most since 2007. Housing starts fell in December but for the year totaled 1.1 million, the most since 2007. Auto sales hit an annual record in 2015 as carmakers sold 17.5 million vehicles, breaking the previous record set in 2000, and in January the sales rate hit 17.6 million, the highest for the month since 2006.

Looking ahead, 2016 will likely be another challenging year for investors, if not more so than last year, as we’ve already seen so far. Oil and stock prices have given no indication of bottoming out, and the global economy is still not moving in the right direction. As a result, central banks will likely continue to play a major stimulus role. Already in January European Central Bank President Mario Draghi hinted strongly that the bank would announce additional stimulus measures at its meeting in March. That was quickly followed by the Bank of Japan’s surprise announcement that it was cutting interest rates to below zero. Both moves sparked big market rebounds, but are a stark indication of just how weak the major economies are.

The Federal Reserve’s main role this year may simply be to do nothing. While the Fed has indicated it plans to raise interest rates steadily over the next two to three years, by about 25 basis points per quarter, after beginning the process in December, it’s not clear if current market conditions will allow it to do so soon. The Fed took no action on rates at its January meeting, and unless something extremely positive happens in the meantime – an unlikely event – it’s hard to see it doing so at its next meeting in March, or even much beyond that. The fact that this is an election year would also weigh against any moves to tighten monetary policy.

3

Letter to Shareholders (Unaudited)

While that’s no guarantee against big negative market swings, it is one less thing for investors to worry about. Given the volatility we’ve seen the past two months, investors are wise to remain defensive, holding a well-diversified portfolio of high-quality stocks and bonds, including foreign securities. If you have any questions on Wright’s views on these matters or on other wealth management issues, please contact me.

Sincerely,

Amit S. Khandwala
Co-Chief Executive Officer
Chief Investment Officer

4

Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. The WMBC Fund had a total return of -2.9% in 2015, as compared with a 1.4% return for the S&P 500, the Fund’s benchmark.

The main positive contributors to the Fund’s relative performance in 2015 were energy stocks, both due to relative weighting and stock selection versus the benchmark index. Not only was the Fund underweight energy (4.6% of the portfolio versus 6.5% in the S&P 500) but the sector had a base return of -11.3% in 2015, versus -21.2% in the benchmark index. The Fund also got positive contributions from industrials and materials stocks, both due to stock selection; the Fund was underweight both of those sectors compared to the benchmark index, where they had negative returns. The biggest detractors to Fund performance in 2015 were information technology and consumer discretionary stocks, both due mainly to stock selection. Info tech stocks in the Fund had a return of negative 2.9%, versus a positive 5.9% in the benchmark index. Consumer discretionary stocks in the Fund also returned -2.9%, versus 10.1% in the benchmark. Both sectors were roughly equal weight in the Fund compared to the S&P 500. At December 31, 2015, the Fund’s biggest position was in financial stocks, accounting for 21.9% of the portfolio, which is overweight the sector compared to the index (16.5%).

The biggest individual contributor to Fund performance in 2015 was Microsoft, which had a base return of 22.7%. The Fund also got outsize contributions from Accenture PLC, General Dynamics, J.P. Morgan Chase and Humana Inc. The two biggest individual detractors were tech stocks: Oracle and Qualcomm. Other major detractors were Schlumberger in energy and Comcast, the big cable operator.

U.S. stocks had a rough year in 2015, with both the Dow Jones Industrial Average and the S&P 500 achieving positive returns only after dividends are included. Stocks were buffeted by weak global growth, in particular concerns about a hard economic landing in China, stagnant growth in Europe, tumbling world oil prices and the tightening of monetary policy by the Federal Reserve, which in December raised short-term interest rates for the first time since 2006 and promised more rate increases over the next two or three years.

With its focus on stocks that are, on average, of higher quality than those that populate the S&P 500, the WMBC Fund is believed to be well positioned for what we believe may be an even more challenging investment environment in 2016. Indeed, stock market volatility exacerbated as we entered the new year, with equity returns in January deeply negative around the globe, one of the worst starts to a year on record. The WMBC Fund has a higher average weighted market cap than the S&P 500 and a five-year earnings growth record nearly as good as that of the S&P 500.

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Fund (WSBC), a mid-cap blend fund, had a total return of -0.2% in 2015, outperforming its benchmark, the S&P MidCap Index, which returned -2.2%. In the prior three years, 2012-14, the WSBC Fund averaged a 0.9% premium over the S&P 400 MidCap Index’s 20.0% average annual total return.

5

Management Discussion (Unaudited)

The main positive contributors to the Fund’s performance in 2015 were industrial stocks, which outperformed similar stocks in the index by a wide margin. In addition, the Fund was overweight the sector (17.9%) compared to the index (15.1%). Industrial stocks in the Fund had a base return of 6.1% in 2015, compared to -3.1% in the index. The Fund also got positive contributions from info tech stocks, where the Fund was equal weight the sector. Info tech stocks in the Fund had a base return of 5.4% in 2015, versus 0.4% for similar stocks in the benchmark. Consumer discretionary and energy stocks also helped the Fund’s relative performance compared to the index. The biggest detractor to Fund performance was materials stocks, mainly due to stock selection; the sector had a return of -23% in 2015, compared to -12.7% for similar stocks in the index. However, materials accounted for less than 5% of the Fund’s portfolio at yearend. At 12/31/15, the Fund’s biggest position was in financial stocks, accounting for 23.4% of the portfolio, which is underweight the index (27.1%).

Among individual stocks, the biggest positive contributor to Fund performance in 2015 was HCC Insurance Holdings, a global specialty insurance company. It also got positive contributions from MSCI Inc., an investment information provider; Orbital ATK, an aerospace company; and Global Payments Inc., a payments solutions company. The biggest detractors from Fund performance were WestRock Co., a consumer packaging company, and Superior Energy Services, an oil and gas equipment provider.

With the U.S. economy still growing at a sub-par pace, we believe that the WSBC Fund’s focus on quality securities should continue to serve it well in 2016. WSBC continues to be slightly tilted toward the larger companies in the S&P MidCap 400 index. WSBC’s holdings have also shown better historical earnings growth than the MidCap index constituents.

INTERNATIONAL BLUE CHIP FUND

Despite a 2% loss in 2015, the Wright International Blue Chip Fund (WIBC) outperformed its benchmark index, the MSCI World ex U.S. index, which lost 3%. Foreign stocks generally underperformed U.S. stocks during 2015, largely due to the strength of the dollar against most foreign currencies.

Financial stocks were the biggest positive contributor to Fund performance in 2015 relative to the index, with a base return of 2.2% versus a negative 4.4% return for those stocks in the index. The Fund is slightly underweight the sector compared to the index, 25.1% versus 26.8%. Telecom stocks also helped boost Fund performance, with a base return of 21.2% versus 3.5% for similar stocks in the index. The Fund is also overweight the sector, 6.7% versus 4.7% for the index. The biggest detractor from Fund performance came from consumer staples stocks, both due to stock selection and relative weighting. Stocks in the sector returned 5.0% in the Fund in 2015, versus 8.8% in the index. The Fund is also underweight the sector, 6.9% versus 11.4% for the index. At yearend, financials were the Fund’s largest position, at 25.1%, which is slightly underweight the index.

Among individual stocks, the biggest positive contributors to Fund performance were KDDI Corp., a leading Japanese telecom company, and Swiss Re. Of the top five positive contributors to Fund performance last year, three were Japanese companies and two were Swiss; the yen and the franc were among the few major currencies to largely hold their own against the dollar in 2015. The two biggest individual detractors were Volkswagen, which was embroiled in an emissions-fixing scandal, and Rio Tinto, the global mining company.

In the aggregate, WIBC Fund holdings are priced at a significant discount to the MSCI World ex U.S. index in

6

Management Discussion (Unaudited)

terms of current price/earnings ratios. Over the past five years, WIBC holdings have averaged superior earnings growth rates. In 2015, foreign stocks largely outperformed U.S. stocks, at least in their own currencies, although not in dollar terms. In 2016, foreign central banks are likely to continue to provide stimulus measures, even as the Federal Reserve appears to be moving in the opposite direction by raising interest rates. Already in January, European Central Bank President Mario Draghi held out the prospect of additional stimulus at the ECB’s meeting in March, adding that the bank would place “no limits” within its legal mandate to try to raise inflation in the euro zone. That was followed the next week by the Bank of Japan’s announcement that it was cutting interest rates to below zero in order to stimulate its moribund economy. At the same time, China has been seeking measures to boost economic growth as well as prop up its flagging stock market. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total return of 1.4% in 2015, matching the total return on the Barclays GNMA bond index, the Fund’s benchmark, while outperforming the Barclays U.S. Aggregate bond index, which had had a 0.5% total return. The WCIF Fund is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 3.3% at December 31, 2015, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC), both of which are under the conservatorship of the U.S. Treasury through the Federal Housing Finance Agency (FHFA). At the end of 2015, the WCIF Fund was 97% invested in agency-backed mortgages, versus 100% for the index, with 3% in cash, cash equivalents or agency securities.

The Fund continues to have a higher average coupon than the GNMA benchmark, reflecting the Fund’s mandate to maximize income. At December 31, 2015, WCIF’s average coupon was 5.1%, compared to 3.8% for the GNMA benchmark. The Fund remains substantially overweight in higher coupon mortgages relative to its benchmark. At the end of the year, the Fund held 68% of its assets in mortgages with 5% or greater coupons, compared to only 10% for the benchmark. Among the Fund’s biggest positions were mortgages with 5%-6% coupons (43%, versus 8% for the index) and 6%-7% coupons (22% of the portfolio, compared to 2% for the index). By comparison, 28% of the Fund’s assets were held in mortgages with 3%-5% coupons, compared to 89% for the GNMA benchmark. The emphasis on well-seasoned higher-coupon issues contributes to the Fund’s lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile.

In 2015, the duration of mortgages in the Fund shortened relative to those in the benchmark. As interest rates held fairly steady in 2015, so did the average duration of the Fund, moving to 3.9 years at yearend from 3.8 one year earlier. By contrast, the average duration in the GNMA index lengthened by about half a year, to 4.1 years from 3.5 years at the end of 2014. At year-end, 63% of securities held in the Fund had a duration of three years or less, compared to 12% for the benchmark. By comparison, only 37% of the Fund’s assets had durations of three years or more, as compared to 88% for the GNMA index. The largest percentage of Fund

7

Management Discussion (Unaudited)

assets were in 2-3 year mortgages, accounting for 49% of the portfolio (versus 11% in the index) while the largest percentage of mortgages in the index, 68%, were in 3-5 year loans, versus 16% in the Fund.

While the Fed has indicated it plans to raise interest rates steadily over the next two to three years, by about 25 basis points per quarter, after beginning the process in December, it’s not clear if current market conditions – including extreme global financial market volatility and weakening economic growth – will allow it to do so. Moreover, even if the Fed should raise short-term rates, there is no reason to believe that long-term rates, which are largely set by the market, will necessarily follow – unless the Fed were to begin a new round of quantitative easing, which seems unlikely to happen. At the end of January 2016, the yield on the benchmark 10-year Treasury note – on which long-term mortgage rates are based – was well below 2.0% and at its lowest level since April 2015. Mortgage interest rates remain at historically low levels – about 4% for 30-year fixed-rate loans – which has enabled millions of homeowners and new homebuyers to lock in rates they are unlikely to disturb unless they sell their homes. As a result, we expect the mortgage market to remain stable over the foreseeable future, with loans staying on servicers’ books longer than historical norms.

8

Performance Summaries (Unaudited)

Important

The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/06 Through 12/31/15

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WSBC
- Return before taxes	-0.22%	11.56%	7.54%
- Return after taxes on distributions	-2.66%	9.28%	5.82%
- Return after taxes on distributions and sales of fund shares	1.96%	9.12%	6.05%
— S&P MidCap 400*	-2.18%	10.68%	8.18%
----Average of Morningstar Mid Cap Value/Blend Funds**	-4.51%	8.97%	6.37%

Investment Value as of 12/31/15 (in thousands $)		
— WSBC	$	20.69
— S&P MidCap 400*	$	21.94
----Average of Morningstar Mid Cap Value/Blend Funds**	$	18.54

in thousands $
25
20
15
10
5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

* The Fund's average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. *As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.51%. However, Wright and Wright Investors' Service Distributors, Inc. ("WISDI") have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2016. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.*

** Morningstar Mid Cap Value/Blend Funds represent the average return of 117 current funds ex multi-share classes in the Mid Cap Blend category reported in the Morningstar, Inc. database. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

9

Performance Summaries (Unaudited)
WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/15						% of net assets @ 12/31/15

Software & Services Health Care Equipment & Services	8.7 8.6	% %	Consumer Durables & Apparel Technology Hardware & Equipment	5.1 5.1	% %	Jones Lang Lasalle, Inc. Foot Locker, Inc.	3.3 3.2	% %
Commercial & Professional Services	7.6%		Materials	4.7%		Health Net, Inc.	3.0%
Capital Goods	6.9%		Transportation	3.3%		Centene Corp.	2.8%
Retailing	6.7%		Food, Beverage & Tobacco	3.0%		Cadence Design Systems, Inc.	2.8%
Banks	6.6%		Energy	2.9%		UGI Corp.	2.8%
Diversified Financials	6.3%		Pharmaceuticals & Biotechnology	2.7%		Hanesbrands, Inc.	2.7%
Utilities Real Estate	5.8 5.3	% %	Semiconductor & Semiconductor Equipment	2.5%		Packaging Corp. of America. RR Donnelley & Sons Co.	2.6 2.5	% %
Insurance	5.2%		Automobiles & Components	1.3%		Signature Bank	2.4%
			Consumer Services	1.1%

10

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/06 Through 12/31/15

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WMBC
- Return before taxes	-2.91%	9.10%	4.73%
- Return after taxes on distributions	-3.14%	8.96%	4.60%
- Return after taxes on distributions and sales of fund shares	-1.46%	7.20%	3.77%
— S&P 500*	1.41%	12.57%	7.31%
----Average of Morningstar Large Cap Value/Blend Funds**	-1.47%	9.54%	5.65%

Investment Value on 12/31/15 (in thousands $)

— WMBC	$	15.88
— S&P 500*	$	20.24
----Average of Morningstar Large Cap Value/Blend Funds**	$	17.33

in thousands $
25
20
15
10
5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

* The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. *As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.86%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2016. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.*

** Morningstar Large Cap Value/Blend Funds represent the average return of 529 current funds ex multi-share classes in the Large Cap Blend category reported in the Morningstar, Inc. database. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

11

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/15						% of net assets @ 12/31/15

Software & Services Banks	12.4 11.4	% %	Food, Beverage & Tobacco Energy	4.7 4.6	% %	Comcast Corp. - Class A Wells Fargo & Co.	4.8 4.1	% %
Pharmaceuticals & Biotechnology	9.9%		Food & Staples Retailing	4.4%		Apple, Inc.	4.1%
Retailing	6.5%		Transportation	3.6%		Microsoft Corp.	3.6%
Health Care Equipment & Services	5.9%		Telecommunication Services	3.2%		Anthem, Inc.	3.6%
Capital Goods	5.6%		Materials	1.6%		Southwest Airlines Co.	3.6%
Technology Hardware & Equipment	5.5%		Utilities	1.5%		Gilead Sciences, Inc.	3.5%
Insurance Diversified Financials	5.4 5.0	% %	Semiconductor Equipment & Products	1.4%		Oracle Corp. CVS Health Corp.	3.5 3.3	% %
Media	4.8%		Consumer Services	1.1%		Pfizer, Inc.	3.2%
			Consumer Durables & Apparel	0.9%

12

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/06 Through 12/31/15

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WIBC
- Return before taxes	-2.11%	1.56%	0.80%
- Return after taxes on distributions	-2.15%	1.44%	0.41%
- Return after taxes on distributions and sales of fund shares	-0.70%	1.44%	0.41%
— MSCI World ex U.S. Index*	-3.04%	2.79%	2.92%
----Average of Morningstar Foreign Large Blend Funds**	-1.61%	2.55%	2.69%

13

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/15						% of net assets @ 12/31/15

Japan	25.3%		Australia	2.4%		KDDI Corp.	4.1%
Switzerland	12.5%		Italy	2.4%		Nestle SA	3.9%
United Kingdom	12.5%		Denmark	2.0%		Swiss Re AG	3.5%
Germany	12.3%		Hong Kong	1.0%		Actelion, Ltd.	3.2%
Canada France Spain	8.6 7.9 4.7	% % %	Ireland Norway Luxembourg	1.0 0.8 0.4	% % %	Legal & General Group PLC Muenchener Rueckversicherungs- Gesellschaft AG – Class R	2.9 2.4	% %
Israel	3.0%		Marshall Islands	0.2%		Intesa Sanpaolo SpA	2.4%
Netherlands	2.6%					Teva Pharmaceutical Industries, Ltd., ADR	2.3%
						Alimentation Couche-Tard, Inc. – Class B	2.2%
						ITOCHU Corp.	2.2%

14

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/06 Through 12/31/15

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WCIF
- Return before taxes	1.41%	2.60%	4.06%
- Return after taxes on distributions	-0.13%	1.04%	2.41%
- Return after taxes on distributions and sales of fund shares	0.80%	1.35%	2.50%
— Barclays GNMA Backed Bond Index*	1.39%	3.05%	4.66%
----Average of Morningstar Intermediate Government Funds**	0.47%	2.35%	3.60%

Investment Value as of 12/31/15 (in thousands $)

— WCIF	$	14.88
— Barclays GNMA Backed Bond Index*	$	15.77
----Average of Morningstar Intermediate Government Funds**	$	14.25

in thousands $
25
20
15
10
5
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

* The Fund's average annual return is compared with that of the Barclays GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Barclays GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Barclays GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes. *As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.24%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.00%, which is in effect until April 30, 2016. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.*

** The Morningstar Intermediate Government Fund Average represents the average return of all 163 current funds ex multi-share classes in the Intermediate Government category reported in the Morningstar, Inc. database. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

15

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/15			% of net assets @ 12/31/15

Agency Mortgage-Backed Securities	94.7%		GNMA, Series 2010-116, Class PB	5.00%	06/16/40	3.5%
Other U.S. Government Guaranteed	2.6%		GNMA, Series 2008-65, Class PG	6.00%	08/20/38	3.3%
			GNMA II Pool #MA2681	5.00%	03/20/45	3.1%
			FHLMC Gold Pool #U80611	4.50%	11/01/33	2.9%
			FNMA Pool #821082	6.00%	03/01/35	2.7%
Weighted Average Maturity

@ 12/31/15	11.1	Years

16

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 – December 31, 2015).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

17

Fund Expenses (Unaudited)

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15-12/31/15)
Actual Fund Shares	$1,000.00	$935.72	$6.88
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.10	$7.17

*Expenses are equal to the Fund’s annualized expense ratio of 1.41% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15-12/31/15)
Actual Fund Shares	$1,000.00	$970.25	$6.95
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund’s annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15-12/31/15)
Actual Fund Shares	$1,000.00	$940.09	$9.05
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.88	$9.40

*Expenses are equal to the Fund’s annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

FIXED-INCOME FUNDS

Wright Current Income Fund

	Beginning Account Value (7/1/15)	Ending Account Value (12/31/15)	Expenses Paid During Period* (7/1/15-12/31/15)
Actual Fund Shares	$1,000.00	$1,004.73	$4.55
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2015.

18

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2015

Shares	Value

EQUITY INTERESTS - 99.4%
AUTOMOBILES & COMPONENTS - 1.3%
Gentex Corp.	30,280	$484,783

BANKS - 6.6%
Commerce Bancshares, Inc.	7,447	$316,778
East West Bancorp, Inc.	10,700	444,692
Fulton Financial Corp.	33,785	439,543
New York Community Bancorp, Inc.	24,120	393,639
Signature Bank*	6,095	934,790
		$2,529,442

CAPITAL GOODS - 6.9%
AECOM*	26,650	$800,299
Carlisle Cos., Inc.	6,940	615,509
Huntington Ingalls Industries, Inc.	6,485	822,622
Orbital ATK, Inc.	4,865	434,639
		$2,673,069

COMMERCIAL & PROFESSIONAL SERVICES - 7.6%
Deluxe Corp.	15,045	$820,554
ManpowerGroup, Inc.	7,650	644,819
RR Donnelley & Sons Co.	64,260	945,907
Towers Watson & Co. - Class A	3,930	504,848
		$2,916,128

CONSUMER DURABLES & APPAREL - 5.1%
Hanesbrands, Inc.	35,470	$1,043,882
Toll Brothers, Inc.*	27,850	927,405
		$1,971,287

CONSUMER SERVICES - 1.1%
Brinker International, Inc.	8,625	$413,569

DIVERSIFIED FINANCIALS - 6.3%
FactSet Research Systems, Inc.	1,360	$221,095
Janus Capital Group, Inc.	31,840	448,625
MSCI, Inc.	10,765	776,479
Raymond James Financial, Inc.	7,260	420,862
Waddell & Reed Financial, Inc. - Class A	5,195	148,889
WisdomTree Investments, Inc.	25,095	393,490
		$2,409,440

ENERGY - 2.9%
HollyFrontier Corp.	6,719	$268,021
Noble Corp. PLC	14,900	157,195
Superior Energy Services, Inc.	15,190	204,609
Western Refining, Inc.	13,745	489,597
		$1,119,422

FOOD, BEVERAGE & TOBACCO - 3.0%
Dean Foods Co.	21,250	$364,437
Ingredion, Inc.	8,090	775,346
		$1,139,783

HEALTH CARE EQUIPMENT & SERVICES - 8.6%
Amsurg Corp.*	1,400	$106,400
Centene Corp.*	16,535	1,088,168
Health Net, Inc.*	17,055	1,167,585
MEDNAX, Inc.*	4,020	288,073

Shares	Value

ResMed, Inc.	2,940	$157,849
Universal Health Services, Inc. - Class B	1,945	232,408
VCA, Inc.*	4,750	261,250
		$3,301,733

INSURANCE - 5.2%
American Financial Group, Inc.	8,000	$576,640
Everest Re Group, Ltd.	2,595	475,119
Reinsurance Group of America, Inc.	4,605	393,958
WR Berkley Corp.	10,247	561,023
		$2,006,740

MATERIALS - 4.7%
Minerals Technologies, Inc.	2,855	$130,930
Packaging Corp. of America	15,625	985,156
WestRock Co.	15,370	701,180
		$1,817,266

PHARMACEUTICALS & BIOTECHNOLOGY - 2.7%
Charles River Laboratories International, Inc.*	8,470	$680,903
United Therapeutics Corp.*	2,400	375,864
		$1,056,767

REAL ESTATE - 5.3%
Duke Realty Corp. REIT	13,680	$287,553
Jones Lang LaSalle, Inc.	7,845	1,254,102
Omega Healthcare Investors, Inc. REIT	13,860	484,823
		$2,026,478

RETAILING - 6.7%
Big Lots, Inc.	8,495	$327,397
CST Brands, Inc.	10,820	423,495
Foot Locker, Inc.	18,995	1,236,385
Murphy USA, Inc.*	4,615	280,315
Signet Jewelers, Ltd.	2,445	302,422
		$2,570,014

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
Integrated Device Technology, Inc.*	7,215	$190,115
Skyworks Solutions, Inc.	5,250	403,358
Synaptics, Inc.*	4,865	390,854
		$984,327

SOFTWARE & SERVICES - 8.7%
Alliance Data Systems Corp.*	1,450	$401,026
Broadridge Financial Solutions, Inc.	8,820	473,899
Cadence Design Systems, Inc.*	51,030	1,061,934
Convergys Corp.	9,595	238,820
Fortinet, Inc.*	9,210	287,076
Global Payments, Inc.	6,355	409,961
PTC, Inc.*	14,330	496,248
		$3,368,964

TECHNOLOGY HARDWARE & EQUIPMENT - 5.1%
ARRIS Group, Inc.*	20,360	$622,405
Arrow Electronics, Inc.*	9,725	526,900
Avnet, Inc.	7,650	327,726
Jabil Circuit, Inc.	12,450	289,961

See Notes to Financial Statements.	19

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2015

Shares	Value

Zebra Technologies Corp.*	2,775	$193,279
$1,960,271

TRANSPORTATION - 3.3%
Alaska Air Group, Inc.	10,115	$814,359
JetBlue Airways Corp.*	20,490	464,098
		$1,278,457

UTILITIES - 5.8%
Great Plains Energy, Inc.	19,520	$533,091
ONE Gas, Inc.	12,801	642,226
UGI Corp.	31,382	1,059,457
		$2,234,774

TOTAL EQUITY INTERESTS - 99.4% (identified cost, $32,197,111)	$38,262,714

SHORT-TERM INVESTMENTS - 0.5%
Fidelity Government Money Market Fund, 0.12% (1)	214,006	$214,006

TOTAL SHORT-TERM INVESTMENTS - 0.5% (identified cost, $214,006)	$214,006

TOTAL INVESTMENTS — 99.9% (identified cost, $32,411,117)	$38,476,720

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	29,926

NET ASSETS — 100.0%	$38,506,646

PLC — Public Limited Company
REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2015.

See Notes to Financial Statements.	20

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

ASSETS:
Investments, at value
(identified cost $32,411,117) (Note 1A)	$38,476,720	######
Receivable for fund shares sold	22,055
Dividends receivable	27,960
Prepaid expenses and other assets	10,355
Total assets	$38,537,090

LIABILITIES:
Payable for fund shares reacquired	$10,114
Accrued expenses and other liabilities	20,330
Total liabilities	$30,444
NET ASSETS	$38,506,646

NET ASSETS CONSIST OF:
Paid-in capital	$31,665,780
Accumulated net realized gain on investments	775,263
Unrealized appreciation on investments	6,065,603
Net assets applicable to outstanding shares	$38,506,646

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,369,383

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$11.43

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME (Note 1C)
3E+07	Dividend income	$645,039
	Total investment income	$645,039

Expenses –
	Investment adviser fee (Note 3)	$233,694
	Administrator fee (Note 3)	46,739
	Trustee expense (Note 3)	16,870
	Custodian fee	5,000
	Accountant fee	39,255
	Distribution expenses (Note 4)	97,372
	Transfer agent fee	29,775
	Printing	117
	Shareholder communications	6,039
	Audit services	17,000
	Legal services	20,310
	Compliance services	6,307
	Registration costs	19,063
	Interest expense (Note 8)	334
	Miscellaneous	24,648
	Total expenses	$562,523

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(15,231)
	Net expenses	$547,292
	Net investment income	$97,747

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$2,938,459
	Net change in unrealized appreciation (depreciation) on investments	(3,165,113)
	Net realized and unrealized loss on investments	$(226,654)
	Net decrease in net assets from operations	$(128,907)

See Notes to Financial Statements.	21

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2015	December 31, 2014

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$97,747	$76,039
0	Net realized gain on investment transactions	2,938,459	6,165,711
Net change in unrealized appreciation (depreciation) on investments	(3,165,113)	(3,334,464)
Net increase (decrease) in net assets from operations	$(128,907)	$2,907,286
Distributions to shareholders (Note 2)
From net investment income	$(58,600)	$(97,816)
From net realized capital gains	(3,929,775)	(6,795,055)
Total distributions	$(3,988,375)	$(6,892,871)
Net increase in net assets resulting from fund share transactions (Note 6)	$5,014,056	$1,391,495
Net increase (decrease) in net assets	$896,774	$(2,594,090)

NET ASSETS:
At beginning of year	37,609,872	40,203,962
At end of year	$38,506,646	$37,609,872

See Notes to Financial Statements.	22

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.740	$14.160	$11.530	$10.280	$10.400
Income (loss) from investment operations:
Net investment income (loss) (1)	0.032	0.027	(0.007)	0.028	(0.018)
Net realized and unrealized gain (loss)	(0.030)	1.043	4.412	1.616	(0.102)
Total income (loss) from investment operations	0.002	1.070	4.405	1.644	(0.120)

Less distributions:
From net investment income	(0.019)	(0.036)	— (2)	(0.025)	—
From net realized gains	(1.293)	(2.454)	(1.775)	(0.369)	—
Total distributions	(1.312)	(2.490)	(1.775)	(0.394)	—
Net asset value, end of year	$11.430	$12.740	$14.160	$11.530	$10.280
Total Return(3)	(0.22)%	7.99%	39.82%	16.02%	(1.15)%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$38,507	$37,610	$40,204	$29,922	$32,362
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.45%	1.40%	1.40%	1.40%
Net investment income (loss)	0.25%	0.19%	(0.06)%	0.25%	(0.17)%
Portfolio turnover rate	55%	66%	76%	54%	82%

	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011
(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2015	2014	2013	2012	2011

Ratios (As a percentage of average daily net assets):
Expenses	1.44%	1.51%	1.43%	1.48%	1.46%
Net investment income (loss)	0.21%	0.13%	(0.09)%	0.17%	(0.23)%

See Notes to Financial Statements.	23

Wright Major Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2015

Shares	Value

EQUITY INTERESTS - 99.4%

BANKS - 11.4%
Bank of America Corp.	8,015	$134,892
Citigroup, Inc.	3,865	200,014
JPMorgan Chase & Co.	4,545	300,106
U.S. Bancorp	6,915	295,063
Wells Fargo & Co.	9,660	525,118
		$1,455,193

CAPITAL GOODS - 5.6%
Boeing Co. (The)	945	$136,638
Lockheed Martin Corp.	1,610	349,611
Northrop Grumman Corp.	1,230	232,236
		$718,485

CONSUMER DURABLES & APPAREL - 0.9%
Coach, Inc.	3,445	$112,755

CONSUMER SERVICES - 1.1%
Wyndham Worldwide Corp.	1,990	$144,573

DIVERSIFIED FINANCIALS - 5.0%
Discover Financial Services	4,075	$218,501
Morgan Stanley	5,965	189,747
Nasdaq, Inc.	4,075	237,043
		$645,291

ENERGY - 4.6%
Marathon Petroleum Corp.	3,600	$186,624
Phillips 66	1,515	123,927
Schlumberger, Ltd.	1,895	132,176
Valero Energy Corp.	1,990	140,713
		$583,440

FOOD & STAPLES RETAILING - 4.4%
CVS Health Corp.	4,260	$416,500
Walgreens Boots Alliance, Inc.	1,705	145,189
		$561,689

FOOD, BEVERAGE & TOBACCO - 4.7%
Altria Group, Inc.	4,545	$264,564
Philip Morris International, Inc.	3,790	333,179
		$597,743

HEALTH CARE EQUIPMENT & SERVICES - 5.9%
Anthem, Inc.	3,315	$462,244
Humana, Inc.	1,040	185,650
UnitedHealth Group, Inc.	885	104,111
		$752,005

INSURANCE - 5.4%
MetLife, Inc.	5,400	$260,334
Progressive Corp. (The)	9,850	313,230
WR Berkley Corp.	2,065	113,059
		$686,623

MATERIALS - 1.6%
Dow Chemical Co. (The)	4,075	$209,781

MEDIA - 4.8%
Comcast Corp. - Class A	10,890	$614,523

Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY - 9.9%
Amgen, Inc.	1,515	$245,930
Gilead Sciences, Inc.	4,450	450,295
Johnson & Johnson	1,610	165,379
Pfizer, Inc.	12,595	406,567
		$1,268,171

RETAILING - 6.5%
Best Buy Co., Inc.	6,725	$204,776
Dollar General Corp.	1,705	122,539
Foot Locker, Inc.	1,990	129,529
Home Depot, Inc. (The)	2,085	275,741
Macy's, Inc.	2,855	99,868
		$832,453

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
Intel Corp.	5,115	$176,212

SOFTWARE & SERVICES - 12.4%
Facebook, Inc.- Class A*	1,610	$168,503
International Business Machines Corp.	1,325	182,346
MasterCard, Inc. - Class A	3,410	331,998
Microsoft Corp.	8,335	462,426
Oracle Corp.	12,125	442,926
		$1,588,199

TECHNOLOGY HARDWARE & EQUIPMENT - 5.5%
Apple, Inc.	4,925	$518,406
Western Digital Corp.	3,125	187,656
		$706,062

TELECOMMUNICATION SERVICES - 3.2%
AT&T, Inc.	6,630	$228,138
Verizon Communications, Inc.	3,885	179,565
		$407,703

TRANSPORTATION - 3.6%
Southwest Airlines Co.	10,700	$460,742

UTILITIES - 1.5%
NextEra Energy, Inc.	1,895	$196,872

TOTAL EQUITY INTERESTS - 99.4% (identified cost, $12,806,003)	$12,718,515

SHORT-TERM INVESTMENTS - 0.5%
Fidelity Government Money Market Fund, 0.12% (1)	65,611	$65,611

TOTAL SHORT-TERM INVESTMENTS - 0.5% (identified cost, $65,611)	$65,611

TOTAL INVESTMENTS — 99.9% (identified cost, $12,871,614)	$12,784,126

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	12,859

NET ASSETS — 100.0%	$12,796,985

* — Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2015.

See Notes to Financial Statements.	24

Wright Major Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

ASSETS:
Investments, at value
(identified cost $12,871,614) (Note 1A)	$12,784,126
Receivable for fund shares sold	2,404
Dividends receivable	15,157
Prepaid expenses and other assets	8,160
Total assets	$12,809,847

LIABILITIES:
Accrued expenses and other liabilities	12,862
Total liabilities	$12,862
NET ASSETS	$12,796,985

NET ASSETS CONSIST OF:
Paid-in capital	$11,943,688
Accumulated net realized gain on investments	938,432
Undistributed net investment income	2,353
Unrealized depreciation on investments	(87,488)
Net assets applicable to outstanding shares	$12,796,985

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	697,092

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$18.36

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME (Note 1C)
1E+07	Dividend income	$326,374
	Total investment income	$326,374

Expenses –
	Investment adviser fee (Note 3)	$85,386
	Administrator fee (Note 3)	17,077
	Trustee expense (Note 3)	16,870
	Custodian fee	5,000
	Accountant fee	37,189
	Distribution expenses (Note 4)	35,577
	Transfer agent fee	25,349
	Printing	41
	Shareholder communications	4,744
	Audit services	17,000
	Legal services	7,491
	Compliance services	5,478
	Registration costs	18,677
	Interest expense (Note 8)	569
	Miscellaneous	15,856
	Total expenses	$292,304

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(92,502)
	Net expenses	$199,802
	Net investment income	$126,572

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$1,973,543
	Net change in unrealized appreciation (depreciation) on investments	(2,502,483)
	Net realized and unrealized loss on investments	$(528,940)
	Net decrease in net assets from operations	$(402,368)

See Notes to Financial Statements.	25

Wright Major Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2015	December 31, 2014

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$126,572	$123,812
0	Net realized gain on investment transactions	1,973,543	2,701,317
Net change in unrealized appreciation (depreciation) on investments	(2,502,483)	(677,283)
Net increase (decrease) in net assets from operations	$(402,368)	$2,147,846
Distributions to shareholders (Note 2)
From net investment income	$(126,527)	$(126,109)
Total distributions	$(126,527)	$(126,109)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(2,599,030)	$(3,788,496)
Net decrease in net assets	$(3,127,925)	$(1,766,759)

NET ASSETS:
At beginning of year	15,924,910	17,691,669
At end of year	$12,796,985	$15,924,910

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$2,353	$2,308

See Notes to Financial Statements.	26

Wright Major Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2015	2014	2013	2012	2011

Net asset value, beginning of year	$19.100	$17.030	$12.690	$12.260	$12.250
Income (loss) from investment operations:
Net investment income (loss) (1)	0.168	0.127	0.096	0.082	(0.012)
Net realized and unrealized gain (loss)	(0.727)	2.095	4.344	0.437	0.022
Total income (loss) from investment operations	(0.559)	2.222	4.440	0.519	0.010

Less distributions:
From net investment income	(0.181)	(0.152)	(0.100)	(0.089)	—
Net asset value, end of year	$18.360	$19.100	$17.030	$12.690	$12.260
Total Return(2)	(2.91)%	13.04%	35.03%	4.23%	0.08%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$12,797	$15,925	$17,692	$15,559	$18,921
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income (loss)	0.89%	0.71%	0.65%	0.64%	(0.09)%
Portfolio turnover rate	118%	62%	64%	76%	154%

	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2015	2014	2013	2012	2011

Ratios (As a percentage of average daily net assets):
Expenses	2.05%	1.86%	1.87%	1.84%	1.70%
Net investment income (loss)	0.24%	0.25%	0.17%	0.20%	(0.39)%

See Notes to Financial Statements.	27

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2015

AFA
Shares	Value

EQUITY INTERESTS - 99.6%

AUSTRALIA - 2.4%
Australia & New Zealand Banking Group, Ltd.	7,905	$160,633
CIMIC Group, Ltd.	8,738	154,483
CSL, Ltd.	2,255	172,774
Woodside Petroleum, Ltd.	5,731	119,751
		$607,641

CANADA - 8.6%
Alimentation Couche-Tard, Inc. - Class B	12,970	$568,716
Canadian Tire Corp., Ltd. - Class A	3,021	256,973
CGI Group, Inc. - Class A*	7,588	302,624
Magna International, Inc.	6,113	246,967
Manulife Financial Corp.	28,241	421,653
Toronto-Dominion Bank (The)	9,860	385,002
		$2,181,935

DENMARK - 2.0%
AP Moeller - Maersk A/S - Class B	131	$171,144
Novo Nordisk A/S - Class B	3,997	232,670
Pandora A/S	864	109,670
		$513,484

FRANCE - 7.9%
AXA SA	13,645	$373,973
BNP Paribas SA	4,275	242,553
Societe Generale SA	4,674	216,143
TOTAL SA	10,973	491,878
Veolia Environnement SA	7,579	180,016
Vivendi SA	20,487	441,985
Zodiac Aerospace	2,299	54,893
		$2,001,441

GERMANY - 12.3%
Allianz SE	1,547	$274,847
BASF SE	5,306	407,623
Bayer AG	2,415	303,791
Bayerische Motoren Werke AG	2,392	253,685
Continental AG	970	236,611
Daimler AG	4,245	357,748
Merck KGaA	1,443	140,404
Muenchener Rueckversicherungs-Gesellschaft AG - Class R	3,021	605,640
Siemens AG	1,335	130,345
Volkswagen AG	2,609	403,300
		$3,113,994

HONG KONG - 1.0%
CK Hutchison Holdings, Ltd.	18,000	$242,937

IRELAND - 1.0%
Ryanair Holdings PLC*	15,471	$252,260

ISRAEL - 3.0%
Check Point Software Technologies, Ltd.*	2,272	$184,896
Teva Pharmaceutical Industries, Ltd., ADR	8,769	575,597
		$760,493

Shares	Value

ITALY - 2.4%
Intesa Sanpaolo SpA	178,905	$600,136

JAPAN - 25.3%
Asics Corp.	1,445	$30,319
Central Japan Railway Co.	941	168,965
Daiwa House Industry Co., Ltd.	6,500	189,280
Daiwa Securities Group, Inc.	27,000	167,169
Fuji Heavy Industries, Ltd.	5,700	238,197
Hitachi, Ltd.	11,735	67,457
Hoya Corp.	4,019	166,413
ITOCHU Corp.	47,200	565,796
KDDI Corp.	39,800	1,043,511
Konica Minolta, Inc.	6,200	62,982
Mitsubishi Corp.	8,500	143,298
Mitsubishi Electric Corp.	9,000	95,952
Mitsubishi UFJ Financial Group, Inc.	24,600	154,825
Mitsui & Co., Ltd.	8,000	96,130
Murata Manufacturing Co., Ltd.	1,800	262,904
NHK Spring Co., Ltd.	11,400	115,805
Nippon Telegraph & Telephone Corp.	12,100	486,434
Nissan Motor Co., Ltd.	30,700	326,536
Nitto Denko Corp.	1,200	88,901
NSK, Ltd.	7,900	87,081
Omron Corp.	3,800	128,409
ORIX Corp.	17,800	253,842
Sekisui Chemical Co., Ltd.	12,000	158,710
Sekisui House, Ltd.	5,700	96,970
Shimadzu Corp.	10,000	169,999
SMC Corp.	300	79,230
Sumitomo Corp.	25,300	260,897
Sumitomo Heavy Industries, Ltd.	25,000	113,887
Tokyo Gas Co., Ltd.	9,000	42,705
Toyota Motor Corp.	8,600	535,324
		$6,397,928

LUXEMBOURG - 0.4%
Subsea 7 SA*	15,000	$106,848

MARSHALL ISLANDS - 0.2%
Dynagas LNG Partners LP	4,243	$41,157

NETHERLANDS - 2.6%
Boskalis Westminster	9,196	$375,909
ING Groep NV	14,416	194,969
Koninklijke Philips NV	3,449	88,271
		$659,149

NORWAY - 0.8%
Statoil ASA	4,493	$62,791
Yara International ASA	3,338	144,398
		$207,189

SPAIN - 4.7%
Enagas SA	5,773	$163,052
Gas Natural SDG SA	20,029	409,367
Iberdrola SA	68,401	486,691
Red Electrica Corp. SA	1,692	141,730
		$1,200,840

See Notes to Financial Statements.	28

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2015

Shares	Value

SWITZERLAND - 12.5%
Actelion, Ltd.*	5,804	$809,429
Credit Suisse Group AG	5,529	119,804
Nestle SA	13,083	974,364
Novartis AG	4,478	388,302
Swiss Re AG	9,027	885,115
		$3,177,014

UNITED KINGDOM - 12.5%
ARM Holdings PLC	5,761	$88,223
Aviva PLC	46,669	354,933
BP PLC	42,980	224,253
British American Tobacco PLC	3,664	203,648
easyJet PLC	5,250	134,641
Legal & General Group PLC	183,367	723,769
Rio Tinto PLC	10,471	305,500
Royal Dutch Shell PLC - Class B	5,977	135,930
Shire PLC	6,291	435,613
Vodafone Group PLC	52,061	169,579
WPP PLC	17,153	395,155
		$3,171,244

TOTAL EQUITY INTERESTS - 99.6% (identified cost, $21,374,957)	$25,235,690

TOTAL INVESTMENTS — 99.6% (identified cost, $21,374,957)	$25,235,690

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.4%	101,119

NET ASSETS — 100.0%	$25,336,809

ADR — American Depositary Receipt
LP — Limited Partnership
PLC — Public Limited Company
*	Non-income producing security.

See Notes to Financial Statements.	29

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

ASSETS:
Investments, at value
(identified cost $21,374,957) (Note 1A)	$25,235,690
Foreign currency, at value
(identified cost $14,935) (Note 1A)	13,846
Receivable for fund shares sold	386
Receivable for investment securities sold	658,656
Dividends receivable	10,740
Tax reclaims receivable	114,705
Prepaid expenses and other assets	9,715
Total assets	$26,043,738

LIABILITIES:
Outstanding line of credit (Note 8)	$685,636
Accrued expenses and other liabilities	21,293
Total liabilities	$706,929
NET ASSETS	$25,336,809

NET ASSETS CONSIST OF:
Paid-in capital	$72,420,075
Accumulated net realized loss on investments and foreign currency	(50,908,152)
Accumulated net investment loss	(17,159)
Unrealized appreciation on investments and foreign currency	3,842,045
Net assets applicable to outstanding shares	$25,336,809

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,759,585

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$14.40

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME (Note 1C)
2E+07	Dividend income (net of foreign taxes $106,062)	$841,256
	Total investment income	$841,256

Expenses –
	Investment adviser fee (Note 3)	$227,233
	Administrator fee (Note 3)	48,287
	Trustee expense (Note 3)	16,870
	Custodian fee	23,153
	Accountant fee	62,373
	Distribution expenses (Note 4)	71,010
	Transfer agent fee	44,683
	Printing	81
	Shareholder communications	5,662
	Audit services	17,000
	Legal services	11,879
	Compliance services	5,953
	Registration costs	19,088
	Interest expense (Note 8)	558
	Miscellaneous	24,235
	Total expenses	$578,065

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(52,032)
	Net expenses	$526,033
	Net investment income	$315,223

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain –
	Investment transactions	$479,931
	Foreign currency transactions	(11,115)
	Net realized gain	$468,816

Change in unrealized appreciation (depreciation) –
	Investments	$(1,317,391)
	Foreign currency translations	(6,575)
	Net change in unrealized appreciation (depreciation) on investments	$(1,323,966)
	Net realized and unrealized loss on investments and foreign currency translations	$(855,150)
	Net decrease in net assets from operations	$(539,927)

See Notes to Financial Statements.	30

Wright International Blue Chip Equities Fund (WIBC)

		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2015	December 31, 2014

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$315,223	$745,142
-59379	Net realized gain on investment and foreign currency transactions	468,816	1,041,806
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,323,966)	(3,715,302)
	Net decrease in net assets from operations	$(539,927)	$(1,928,354)
	Distributions to shareholders (Note 2)
	From net investment income	$(338,581)	$(595,650)
	Total distributions	$(338,581)	$(595,650)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(1,777,065)	$(1,550,582)
	Net decrease in net assets	$(2,655,573)	$(4,074,586)

	NET ASSETS:
	At beginning of year	27,992,382	32,066,968
	At end of year	$25,336,809	$27,992,382

	ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS AT END OF YEAR	$(17,159)	$(1,499)

See Notes to Financial Statements.	31

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.900	$16.280	$14.120	$12.580	$14.860
Income (loss) from investment operations:
Net investment income (1)	0.169	0.382	0.236	0.244	0.224
Net realized and unrealized gain (loss)	(0.486)	(1.439)	2.480	1.567	(2.256)
Total income (loss) from investment operations	(0.317)	(1.057)	2.716	1.811	(2.032)

Less distributions:
From net investment income	(0.185)	(0.323)	(0.556)	(0.272)	(0.248)
Redemption Fees(1)	0.002	— (2)	— (2)	0.001	— (2)
#
Net asset value, end of year	$14.400	$14.900	$16.280	$14.120	$12.580
Total Return(3)	(2.11)%	(6.51)%	19.46%	14.45%	(13.65)%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$25,337	$27,992	$32,067	$33,256	$34,250
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.85%	1.85%	1.85%	1.78%
Net investment income	1.11%	2.37%	1.57%	1.84%	1.56%
Portfolio turnover rate	33%	57%	45%	58%	50%

	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2015	2014	2013	2012
Ratios (As a percentage of average daily net assets):
Expenses	2.04%	2.01%	2.01%	2.01%
Net investment income	0.92%	2.21%	1.41%	1.69%

See Notes to Financial Statements.	32

The Wright Managed Equity Trust Notes to Financial Statements

1. Significant Accounting Policies

Wright Selected Blue Chip Equities Fund (“WSBC”), Wright Major Blue Chip Equities Fund (“WMBC”), and Wright International Blue Chip Equities Fund (“WIBC”) (each a “Fund” and collectively, the “Funds”) (the Funds constituting Wright Managed Equity Trust (the “Trust”)), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds seek to provide total return consisting of price appreciation and current income.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds’ understanding of applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

D. Federal Taxes – Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31,

33

The Wright Managed Equity Trust Notes to Financial Statements

2015, WIBC, for federal income tax purposes, has capital loss carryforwards of $50,598,764, which will reduce the Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

December 31,	WIBC
2016	$15,739,844
2017	34,697,416

In addition to the amounts noted in the table above, WIBC has $161,504 available short term capital loss carryforwards that have no expiration date.

As of December 31, 2015, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended December 31, 2015, remains subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. Indemnifications – Under each Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

2. Distributions to Shareholders

It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced

34

The Wright Managed Equity Trust Notes to Financial Statements

by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions paid for the years ended December 31, 2015, and December 31, 2014, was as follows:

Year Ended 12/31/15	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$52,563	$126,527	$338,581
Long-term capital gain	3,935,812	-	-

Year Ended 12/31/14	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$808,859	$126,109	$595,650
Long-term capital gain	6,084,012	-	-

During the year ended December 31, 2015, the following amounts were reclassified due to real estate investment trusts, recharacterization of distributions, foreign currency gain (loss) and passive foreign investment company transactions.

Increase (decrease):	WSBC	WIBC
Accumulated net realized gain (loss)	$39,147	$(7,698)
Accumulated net investment income (loss)	(39,147)	7,698

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	WSBC	WMBC	WIBC
Undistributed ordinary income	$-	$2,353	$76,428
Undistributed long-term gain	831,010	939,389	-
Capital loss carryforward and post October losses	-	-	(50,630,051)
Net unrealized appreciation (depreciation)	6,009,856	(88,445)	3,470,357
Total	$6,840,866	$853,297	$(47,083,266)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions, differing treatment of 988 gains/losses and real estate investment trust transactions.

For tax purposes, the current year deferred late year losses were $31,287 (realized during the period November 1, 2015 through December 31, 2015) for WIBC. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2016.

35

The Wright Managed Equity Trust Notes to Financial Statements

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2015, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$233,694	0.60%
WMBC	$ 85,386	0.60%
WIBC	$227,233	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC’s and WMBC’s average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2015, the administrator fee for WSBC, WMBC and WIBC amounted to $46,739, $17,077 and $48,287, respectively.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds’ principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in each Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2015, for WSBC, WMBC and WIBC were $97,372, $35,577 and $71,010, respectively. In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund’s shares. The combined amount of

36

The Wright Managed Equity Trust Notes to Financial Statements

service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund’s average daily net assets. For the year ended December 31, 2015, the Funds did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2016 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees and expenses of $56,925 and $1,261 for WMBC and WIBC, respectively. WISDI waived distribution fees of $15,231, $35,577 and $50,771 for WSBC, WMBC and WIBC, respectively.

5. Investment Transactions

Purchases and sales of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2015
	WSBC	WMBC	WIBC
Purchases	$21,934,703	$16,680,221	$9,070,648
Sales	$20,941,810	$19,082,628	$10,614,739

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
WSBC
Sold	852,188	$10,773,090	483,653	$6,650,822
Issued to shareholders in payment of distributions declared	243,099	2,912,137	390,070	5,067,909
Redemptions	(678,901)	(8,671,171)	(760,576)	(10,327,236)
Net increase	416,386	$5,014,056	113,147	$1,391,495

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
WMBC
Sold	30,347	$577,471	79,931	$1,428,419
Issued to shareholders in payment of distributions declared	6,609	119,467	5,861	112,432
Redemptions	(173,644)	(3,295,968)	(290,925)	(5,329,347)
Net decrease	(136,688)	$(2,599,030)	(205,133)	$(3,788,496)

37

The Wright Managed Equity Trust Notes to Financial Statements

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
WIBC
Sold	136,622	$2,106,008	193,526	$3,081,011
Issued to shareholders in payment of distributions declared	23,002	329,312	38,383	576,819
Redemptions	(278,837)	(4,216,708)	(323,080)	(5,208,759)
Redemption fees	-	4,323	-	347
Net decrease	(119,213)	$(1,777,065)	(91,171)	$(1,550,582)

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2015, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2015
	WSBC	WMBC	WIBC
Aggregate cost	$32,466,864	$12,872,571	$21,747,804
Gross unrealized appreciation	$7,751,474	$446,661	$5,253,574
Gross unrealized depreciation	(1,741,618)	(535,106)	(1,765,688)
Net unrealized appreciation (depreciation)	$6,009,856	$(88,445)	$3,487,886

8. Line of Credit

The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with MUFG Union Bank, N.A. (“Union Bank”). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds’ requested amounts at any particular time. At December 31, 2015, WIBC had a balance outstanding pursuant to this line of credit of $685,636 at an interest rate of 1.43%.

The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2015, were as follows:

	WSBC	WMBC	WIBC
Average borrowings	$275,239	$110,095	$430,466
Average interest rate	1.25%	1.20%	1.28%

9. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other

38

The Wright Managed Equity Trust Notes to Financial Statements

developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

10. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the inputs used in valuing each Fund’s investments, which are carried at value, were as follows:

WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$38,262,714	$-	$-	$38,262,714
Short-Term Investments	-	214,006	-	214,006
Total Investments	$38,262,714	$214,006	$-	$38,476,720

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$12,784,126	$-	$-	$12,784,126
Total Investments	$12,784,126	$-	$-	$12,784,126

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$11,119,096	$14,116,594	$-	$25,235,690
Total Investments	$11,119,096	$14,116,594	$-	$25,235,690

The Level 1 values displayed in these tables under Equity Interests are Common Stock. Refer to each Fund’s Portfolio of Investments for a further breakout of each security by industry or country.

39

The Wright Managed Equity Trust Notes to Financial Statements

The Funds utilize the end of period methodology when determining transfers in or out of the Level 2 category. As of December 31, 2015, there was $14,116,594 transferred from Level 1 into Level 2 in WIBC as a result of a change in valuation approach. This was a result of securities transferring from quoted prices in an inactive market to quoted prices in an active market.

11. Review for Subsequent Events

In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2015, events and transactions subsequent to December 31, 2015, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

40

The Wright Managed Equity Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

We have audited the accompanying statements of assets and liabilities of the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund ( the “Funds”), each a series of shares of beneficial interest in The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

              BBD, LLP

Philadelphia, Pennsylvania
February 24, 2016
41

The Wright Managed Equity Trust Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2016 showed the tax status of all distributions paid to your account in calendar year 2015.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund’s fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income – Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 0.03%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD).  Also, Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 100.00%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

42

Wright Current Incomd Fund (WCIF) Portfolio of Investments - As of December 31, 2015

Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 97.3%

AGENCY MORTGAGE-BACKED SECURITIES - 94.7%
$193,573	FHLMC Gold Pool #A37619	4.500%	09/01/35	$209,366
477,899	FHLMC Gold Pool #A88945	4.000%	08/01/39	507,788
9,022	FHLMC Gold Pool #C00548	7.000%	08/01/27	10,547
24,638	FHLMC Gold Pool #C00778	7.000%	06/01/29	28,589
83,670	FHLMC Gold Pool #C91034	6.000%	06/01/27	93,995
33,901	FHLMC Gold Pool #D82572	7.000%	09/01/27	37,911
40,337	FHLMC Gold Pool #G04710	6.000%	09/01/38	45,524
385,172	FHLMC Gold Pool #G07025	5.000%	02/01/42	423,185
68,512	FHLMC Gold Pool #G08012	6.500%	09/01/34	78,965
133,474	FHLMC Gold Pool #G08022	6.000%	11/01/34	152,253
119,483	FHLMC Gold Pool #G08047	6.000%	03/01/35	135,932
593,498	FHLMC Gold Pool #G08378	6.000%	10/01/39	667,171
344,676	FHLMC Gold Pool #G30285	6.000%	02/01/26	387,220
94,445	FHLMC Gold Pool #G80111	7.300%	12/17/22	103,821
17,619	FHLMC Gold Pool #H09098	6.500%	10/01/37	19,857
124,135	FHLMC Gold Pool #P00024	7.000%	09/01/32	140,600
642,541	FHLMC Gold Pool #P50079	5.000%	07/01/33	694,509
90,566	FHLMC Gold Pool #P50526	6.500%	09/01/36	96,551
181,494	FHLMC Gold Pool #T30126	5.550%	07/01/37	200,900
232,769	FHLMC Gold Pool #T30133	5.550%	07/01/37	257,727
468,289	FHLMC Gold Pool #T60798	3.500%	07/01/42	476,702
223,784	FHLMC Gold Pool #U30400	5.550%	06/01/37	247,838
1,754,158	FHLMC Gold Pool #U80611	4.500%	11/01/33	1,928,007
257,271	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	291,602
41,483	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	47,873
29,947	FHLMC, Series 2201, Class C	8.000%	11/15/29	34,257
120,961	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	136,315
30,306	FHLMC, Series 2576, Class HC	5.500%	03/15/33	32,924
94,187	FHLMC, Series 2802, Class OH	6.000%	05/15/34	102,197
292,448	FHLMC, Series 3033, Class WY	5.500%	09/15/35	330,117
111,239	FHLMC, Series 3072, Class DL	6.000%	02/15/35	122,827
393,661	FHLMC, Series 3143, Class BC	5.500%	02/15/36	436,716
56,448	FHLMC, Series 3255, Class QE	5.500%	12/15/36	60,853
396,346	FHLMC, Series 3677, Class PB	4.500%	05/15/40	424,045
458,790	FHLMC, Series 3926, Class OP	6.000%	08/15/25	510,748
858,475	FHLMC, Series 3969, Class JY	4.500%	12/15/41	964,796
1,538,840	FHLMC, Series 4011, Class DB	4.000%	09/15/41	1,652,350
217,094	FHLMC, Series 4050, Class NK	4.500%	09/15/41	237,539
1,000,000	FHLMC, Series 4299, Class JY	4.000%	01/15/44	1,097,010
30,913	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	34,344
247,611	FNMA Pool #252034	7.000%	09/01/28	281,865
34,071	FNMA Pool #252215	6.000%	11/01/28	38,759
274,464	FNMA Pool #256182	6.000%	03/01/36	300,486
36,090	FNMA Pool #256972	6.000%	11/01/37	39,351
220,910	FNMA Pool #257138	5.000%	03/01/38	235,841
1,299,035	FNMA Pool #463331	5.250%	08/01/29	1,496,351
622,648	FNMA Pool #465714	4.680%	08/01/28	719,490
236,895	FNMA Pool #469130	4.870%	10/01/41	277,958
10,831	FNMA Pool #535131	6.000%	03/01/29	12,363
60,085	FNMA Pool #594207	6.500%	02/01/31	68,051
23,489	FNMA Pool #673315	5.500%	11/01/32	26,168
191,827	FNMA Pool #687887	5.500%	03/01/33	219,342
378,086	FNMA Pool #694795	5.500%	04/01/33	432,348

See Notes to Financial Statements.	43

Wright Current Incomd Fund (WCIF) Portfolio of Investments - As of December 31, 2015

Face Amount	Description	Coupon Rate	Maturity Date	Value

$135,750	FNMA Pool #724888	5.500%	06/01/33	$148,414
53,139	FNMA Pool #733750	6.310%	10/01/32	60,544
158,579	FNMA Pool #735861	6.500%	09/01/33	179,349
300,147	FNMA Pool #745318	5.000%	12/01/34	328,905
26,543	FNMA Pool #745630	5.500%	01/01/29	29,570
71,426	FNMA Pool #801357	5.500%	08/01/34	78,947
225,410	FNMA Pool #801506	4.750%	09/01/34	245,659
101,253	FNMA Pool #813839	6.000%	11/01/34	112,205
381,992	FNMA Pool #819457	4.750%	02/01/35	417,273
1,609,630	FNMA Pool #821082	6.000%	03/01/35	1,826,576
232,098	FNMA Pool #831927	6.000%	12/01/36	264,952
685,985	FNMA Pool #846323	4.250%	11/01/35	733,379
584,089	FNMA Pool #851762	4.250%	01/01/36	624,726
72,619	FNMA Pool #871394	7.000%	04/01/21	77,134
503,342	FNMA Pool #883281	7.000%	07/01/36	583,115
31,416	FNMA Pool #888367	7.000%	03/01/37	36,379
64,884	FNMA Pool #888534	5.000%	08/01/37	70,453
827,280	FNMA Pool #891367	4.750%	04/01/36	905,766
150,378	FNMA Pool #908160	5.500%	12/01/36	163,688
178,362	FNMA Pool #930504	5.000%	02/01/39	195,144
51,331	FNMA Pool #930664	6.500%	03/01/39	57,043
497,731	FNMA Pool #940441	5.780%	03/01/37	559,139
200,974	FNMA Pool #954633	5.500%	02/01/37	223,150
27,391	FNMA Pool #954957	6.000%	10/01/37	30,090
187,504	FNMA Pool #995656	7.000%	06/01/33	221,977
71,813	FNMA Pool #AD0756	6.500%	11/01/28	82,123
542,408	FNMA Pool #AM3191	3.380%	05/01/28	562,726
220,687	FNMA Pool #AM4671	5.320%	10/01/43	264,890
824,207	FNMA Pool #AM5015	4.940%	12/01/43	980,119
175,364	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	197,791
262,281	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	304,209
157,831	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	182,967
59,602	FNMA, Series 2003-30, Class JQ	5.500%	04/25/33	65,185
312,530	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	355,730
189,238	FNMA, Series 2004-17, Class H	5.500%	04/25/34	207,855
275,869	FNMA, Series 2004-25, Class LC	5.500%	04/25/34	304,529
247,798	FNMA, Series 2004-25, Class UC	5.500%	04/25/34	270,087
112,304	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	117,054
172,000	FNMA, Series 2005-120, Class PB	6.000%	01/25/36	203,512
147,092	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	162,028
805,866	FNMA, Series 2006-24, Class Z	5.500%	04/25/36	907,568
788,000	FNMA, Series 2006-74, Class PD	6.500%	08/25/36	892,565
246,068	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	270,914
735,314	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	822,497
636,263	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	694,627
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	174,932
318,000	FNMA, Series 2010-68, Class GE	4.500%	07/25/40	325,209
160,134	FNMA, Series 2012-51, Class B	7.000%	05/25/42	183,925
686,731	FNMA, Series 2013-17, Class YM	4.000%	03/25/33	736,165
106,948	FNMA, Series G93-5, Class Z	6.500%	02/25/23	118,596
15,691	GNMA I Pool #471369	5.500%	05/15/33	17,467
81,412	GNMA I Pool #487108	6.000%	04/15/29	94,056
69,138	GNMA I Pool #509930	5.500%	06/15/29	76,966
78,920	GNMA I Pool #509965	5.500%	06/15/29	87,856
27,110	GNMA I Pool #595606	6.000%	11/15/32	30,433

See Notes to Financial Statements.	44

Wright Current Incomd Fund (WCIF) Portfolio of Investments - As of December 31, 2015

Face Amount	Description	Coupon Rate	Maturity Date	Value

$1,774	GNMA I Pool #602377	4.500%	06/15/18	$1,841
946	GNMA I Pool #603377	4.500%	01/15/18	981
209,145	GNMA I Pool #615272	4.500%	07/15/33	229,653
60,750	GNMA I Pool #615403	4.500%	08/15/33	66,548
28,687	GNMA I Pool #616829	5.500%	01/15/25	31,934
45,254	GNMA I Pool #623190	6.000%	12/15/23	50,796
135,145	GNMA I Pool #626755	5.000%	03/15/35	150,807
41,245	GNMA I Pool #640940	5.500%	05/15/35	47,086
183,531	GNMA I Pool #644970	5.000%	06/15/35	203,067
107,294	GNMA I Pool #647406	5.000%	09/15/35	119,721
156,356	GNMA I Pool #650493	5.000%	01/15/36	174,415
142,407	GNMA I Pool #675477	5.000%	06/15/38	157,707
24,779	GNMA I Pool #677162	5.500%	08/15/23	26,629
362,805	GNMA I Pool #678649	4.000%	12/15/39	390,637
176,327	GNMA I Pool #697999	4.500%	02/15/24	187,918
461,214	GNMA I Pool #711286	6.500%	10/15/32	528,191
549,973	GNMA I Pool #737844	3.500%	01/15/26	576,272
526,977	GNMA I Pool #752112	3.500%	01/15/33	555,329
153,786	GNMA I Pool #760369	5.000%	08/15/41	168,750
525,800	GNMA I Pool #781886	5.500%	03/15/35	598,227
122,045	GNMA I Pool #782771	4.500%	09/15/24	130,245
802,389	GNMA II Pool #003066	5.500%	04/20/31	900,367
38,283	GNMA II Pool #003284	5.500%	09/20/32	42,730
72,353	GNMA II Pool #003346	5.500%	02/20/33	80,839
24,104	GNMA II Pool #003401	4.500%	06/20/33	26,149
172,456	GNMA II Pool #003403	5.500%	06/20/33	192,702
41,615	GNMA II Pool #003554	4.500%	05/20/34	45,138
352,480	GNMA II Pool #003638	6.000%	11/20/34	394,598
95,311	GNMA II Pool #003689	4.500%	03/20/35	103,247
356,980	GNMA II Pool #003909	5.500%	10/20/36	398,493
12,652	GNMA II Pool #004284	5.500%	11/20/38	13,418
152,564	GNMA II Pool #004291	6.000%	11/20/38	172,872
79,065	GNMA II Pool #004412	5.000%	04/20/39	83,332
210,403	GNMA II Pool #004561	6.000%	10/20/39	238,588
143,730	GNMA II Pool #004702	3.500%	06/20/25	149,193
161,695	GNMA II Pool #004753	8.000%	08/20/30	176,905
636,565	GNMA II Pool #004838	6.500%	10/20/40	729,216
1,156,879	GNMA II Pool #442324	4.500%	08/20/41	1,250,868
84,762	GNMA II Pool #575787	5.760%	03/20/33	94,179
139,216	GNMA II Pool #610116	5.760%	04/20/33	154,651
61,337	GNMA II Pool #610143	5.760%	06/20/33	68,135
201,323	GNMA II Pool #648541	6.000%	10/20/35	217,194
83,324	GNMA II Pool #748939	4.000%	09/20/40	90,115
717,013	GNMA II Pool #781642	5.500%	08/20/33	801,094
821,452	GNMA II Pool #AG0467	4.000%	04/20/44	873,177
161,286	GNMA II Pool #MA2295	4.500%	10/20/44	169,215
1,877,971	GNMA II Pool #MA2681	5.000%	03/20/45	2,044,620
187,749	GNMA, Series 2002-33, Class ZD	6.000%	05/16/32	212,248
61,762	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	70,843
54,724	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	63,610
138,394	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	155,150
97,724	GNMA, Series 2003-26, Class MA	5.500%	03/20/33	104,886
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	165,537
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	189,342
435,300	GNMA, Series 2003-46, Class ND	5.000%	06/20/33	473,117

See Notes to Financial Statements.	45

Wright Current Incomd Fund (WCIF) Portfolio of Investments - As of December 31, 2015

Face Amount	Description	Coupon Rate	Maturity Date	Value

$384,493	GNMA, Series 2003-57, Class C	4.500%	04/20/33	$423,038
111,000	GNMA, Series 2003-84, Class PC	5.500%	10/20/33	122,830
43,065	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	44,307
211,000	GNMA, Series 2005-13, Class BE	5.000%	09/20/34	226,983
698,522	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	783,064
251,522	GNMA, Series 2005-49, Class B	5.500%	06/20/35	279,740
205,482	GNMA, Series 2005-51, Class DC	5.000%	07/20/35	226,557
73,362	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	82,459
43,399	GNMA, Series 2007-18, Class B	5.500%	05/20/35	48,884
449,326	GNMA, Series 2007-59, Class ZT	5.500%	10/20/37	500,091
1,075,542	GNMA, Series 2007-6, Class LE	5.500%	02/20/37	1,191,969
108,319	GNMA, Series 2007-68, Class NA	5.000%	11/20/37	118,742
63,704	GNMA, Series 2007-70, Class PE	5.500%	11/20/37	70,203
240,000	GNMA, Series 2008-26, Class JP	5.250%	03/20/38	269,044
300,000	GNMA, Series 2008-35, Class EH	5.500%	03/20/38	332,988
514,661	GNMA, Series 2008-38, Class PL	5.500%	05/20/38	574,364
314,000	GNMA, Series 2008-65, Class CM	5.000%	08/20/38	347,731
1,952,000	GNMA, Series 2008-65, Class PG	6.000%	08/20/38	2,231,673
157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	178,167
592,651	GNMA, Series 2009-57, Class VB	5.000%	06/16/39	674,685
543,455	GNMA, Series 2009-61, Class ZQ	6.000%	08/16/39	703,989
652,642	GNMA, Series 2009-93, Class AY	5.000%	10/20/39	719,126
2,000,000	GNMA, Series 2010-116, Class PB	5.000%	06/16/40	2,340,861

Total Agency Mortgage-Backed Securities (identified cost, $62,515,490)	$63,312,019

OTHER U.S. GOVERNMENT GUARANTEED - 2.6%

INDUSTRIALS - 2.6%
$1,497,000	Vessel Management Services, Inc.	5.125%	04/16/35	$1,727,012

Total Other U.S. Government Guranteed (identified cost, $1,717,792)	$1,727,012

TOTAL FIXED INCOME INVESTMENTS (identified cost, $64,233,282) — 97.3%	$65,039,031

SHORT-TERM INVESTMENTS - 2.6%

$1,753,317	Fidelity Government Money Market Fund, 0.12% (1)	$1,753,317

TOTAL SHORT-TERM INVESTMENTS (identified cost, $1,753,317) — 2.6%	$1,753,317

TOTAL INVESTMENTS (identified cost, $65,986,599) — 99.9%	$66,792,348

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	30,372

NET ASSETS — 100.0%	$66,822,720

FHLMC — Federal Home Loan Mortgage Corporation
FNMA —  Federal National Mortgage Association
GNMA —  Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2015.

See Notes to Financial Statements.	46

Wright Current Incomd Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2015

ASSETS:
Investments, at value
(identified cost $65,986,599) (Note 1A)	$66,792,348
Receivable for fund shares sold	54,284
Dividends and interest receivable	263,439
Prepaid expenses and other assets	17,700
Total assets	$67,127,771

LIABILITIES:
Payable for fund shares reacquired	$152,986
Distributions payable	119,016
Accrued expenses and other liabilities	33,049
Total liabilities	$305,051
NET ASSETS	$66,822,720

NET ASSETS CONSIST OF:
Paid-in capital	$70,551,608
Accumulated net realized loss on investments	(4,534,637)
Unrealized appreciation on investments	805,749
Net assets applicable to outstanding shares	$66,822,720

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	7,185,916

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.30

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME (Note 1C)
	Interest income	$1,991,709
7E+07	Dividend income	350
	Total investment income	$1,992,059

Expenses –
	Investment adviser fee (Note 3)	$303,213
	Administrator fee (Note 3)	60,644
	Trustee expense (Note 3)	16,870
	Custodian fee	6,741
	Accountant fee	41,631
	Distribution expenses (Note 4)	168,451
	Transfer agent fee	30,175
	Printing	192
	Shareholder communications	8,460
	Audit services	20,000
	Legal services	29,469
	Compliance services	7,262
	Registration costs	24,217
	Miscellaneous	80,551
	Total expenses	$797,876

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(191,442)
	Net expenses	$606,434
	Net investment income	$1,385,625

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$152,002
	Net change in unrealized appreciation (depreciation) on investments	(642,211)
	Net realized and unrealized loss on investments	$(490,209)
	Net increase in net assets from operations	$895,416

See Notes to Financial Statements.	47

Wright Current Incomd Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2015	December 31, 2014

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,385,625	$1,424,346
0	Net realized gain on investment transactions	152,002	318,848
Net change in unrealized appreciation (depreciation) on investments	(642,211)	878,219
Net increase in net assets from operations	$895,416	$2,621,413
Distributions to shareholders (Note 2)
From net investment income	$(2,382,207)	$(2,234,588)
Total distributions	$(2,382,207)	$(2,234,588)
Net increase in net assets resulting from fund share transactions (Note 6)	$2,355,589	$6,190,538
Net increase in net assets	$868,798	$6,577,363

NET ASSETS:
At beginning of year	65,953,922	59,376,559
At end of year	$66,822,720	$65,953,922

See Notes to Financial Statements.	48

Wright Current Incomd Fund (WCIF)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2015	2014	2013	2012	2011

Net asset value, beginning of year	$9.500	$9.440	$10.010	$10.100	$9.910
Income (loss) from investment operations:
Net investment income (1)	0.195	0.225	0.173	0.225	0.303
Net realized and unrealized gain (loss)	(0.060)	0.188	(0.365)	0.081	0.302
Total income (loss) from investment operations	0.135	0.413	(0.192)	0.306	0.605

Less distributions:
From net investment income	(0.335)	(0.353)	(0.378)	(0.396)	(0.415)
Net asset value, end of year	$9.300	$9.500	$9.440	$10.010	$10.100
Total Return(2)	1.41%	4.44%	(1.95)%	3.06%	6.22%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$66,823	$65,954	$59,377	$79,454	$61,325
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.05%	2.37%	1.77%	2.23%	3.03%
Portfolio turnover rate	35%	27%	39%	27%	50%

	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011	For the years ended December 31, 2015, 2014, 2013, 2012 and 2011
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2015	2014	2013	2012	2011

Ratios (As a percentage of average daily net assets):
Expenses	1.18%	1.24%	1.16%	1.16%	1.19%
Net investment income	1.77%	2.03%	1.51%	1.97%	2.74%

See Notes to Financial Statements.	49

The Wright Managed Income Trust Notes to Financial Statements

1. Significant Accounting Policies

Wright Current Income Fund (“WCIF”) (the “Fund”) is a diversified portfolio of Wright Managed Income Trust (the “Trust”), an open-end, management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). WCIF seeks a high level of current income consistent with moderate fluctuations of principal.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities’ market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.

Paydown gains and losses are included in interest income.

D. Federal Taxes – The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2015, WCIF, for federal income tax purposes, had $2,051,889 available short term capital loss carryforwards and $1,976,451 available long term capital loss carryforwards that have no expiration date which will reduce the Fund’s taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

As of December 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s federal tax returns filed in the 3-year period ended

50

The Wright Managed Income Trust Notes to Financial Statements

December 31, 2015, remain subject to examination by the Internal Revenue Service.

E. Expenses – The majority of expenses of the Trust are directly identifiable to the Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.

F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. Indemnifications – Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2. Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended December 31, 2015, and December 31, 2014, was as follows:

Year Ended 12/31/15	WCIF
Distributions declared from:
Ordinary income	$2,382,207

Year Ended 12/31/14	WCIF
Distributions declared from:
Ordinary income	$2,234,588

During the year ended December 31, 2015, the following amounts were reclassified due to premium amortization, paydown gain (loss) and expiring capital loss carryforwards.

Increase (decrease):	WCIF
Paid-in capital	$(160,341)
Accumulated net realized gain (loss)	(836,241)
Accumulated net investment income (loss)	996,582

These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2015, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

51

The Wright Managed Income Trust Notes to Financial Statements

WCIF
Capital loss carryforward and post October losses	$(4,201,846)
Unrealized appreciation	472,958
Total	$(3,728,888)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to premium amortization and paydown gain (loss).

For tax purposes, the current year post-October loss was $173,506 (realized during the period November 1, 2015 through December 31, 2015) for WCIF. This loss will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, January 1, 2016.

3. Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Wright Investor Services, Inc. (“Wright”) as compensation for investment advisory services rendered to the Fund. The fees are computed at annual rates of the Fund’s average daily net assets as noted below, and are payable monthly.

Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2015, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
WCIF	$303,213	0.45%

The administrator fee is earned by Wright for administering the business affairs of the Fund. The fee is computed at an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) serves as sub-administrator of the Fund to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.

For the year ended December 31, 2015, the administrator fee for WCIF amounted to $60,644.

Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Fund’s principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Fund’s Statement of Operations.

4. Distribution and Service Plans

The Trust has in effect a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that the Fund will pay Wright Investors’ Service Distributors, Inc. (“WISDI”), the principal underwriter,

52

The Wright Managed Income Trust Notes to Financial Statements

a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of the Fund for distribution services and facilities provided to the Fund by WISDI.  Distribution fees paid or accrued to WISDI for the year ended December 31, 2015, for WCIF were $168,451.

In addition, the Trustees have adopted a service plan (the “Service Plan”) which allows the Fund to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of the Fund’s shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of the Fund’s average daily net assets. For the year ended December 31, 2015, the Fund did not accrue or pay any service fees.

Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.00% of the average daily net assets of WCIF, through April 30, 2016 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $22,991 for WCIF. WISDI waived distribution fees of $168,451 for WCIF.

5. Investment Transactions

Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:

Year Ended December 31, 2015
WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ -
U.S. Government & Agency Obligations	24,904,725
Sales -
Non-U.S. Government & Agency Obligations	$ 78,000
U.S. Government & Agency Obligations	22,724,442

6. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended December 31, 2015		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
WCIF
Sold	1,840,148	$17,423,457	2,047,812	$19,432,258
Issued to shareholders in payment of distributions declared	106,995	1,012,438	103,005	977,337
Redemptions	(1,701,672)	(16,080,306)	(1,498,967)	(14,219,057)
Net increase	245,471	$2,355,589	651,850	$6,190,538

53

The Wright Managed Income Trust Notes to Financial Statements

7. Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2015, as computed on a federal income tax basis, were as follows:

Year Ended December 31, 2015
WCIF
Aggregate cost	$66,319,390
Gross unrealized appreciation	$1,155,318
Gross unrealized depreciation	(682,360)
Net unrealized appreciation	$472,958

8. Line of Credit

The Fund participates with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. (“Union Bank”). The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the Fund’s requested amounts at any particular time. During the year ended December 31, 2015, the Fund had no outstanding balances pursuant to this line of credit.

9. Fair Value Measurements

Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2015, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

WCIF
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$63,312,019	$-	$63,312,019
Other U.S. Government Guaranteed	-	1,727,012	-	1,727,012
Short-Term Investments	-	1,753,317	-	1,753,317
Total Investments	$-	$66,792,348	$-	$66,792,348

54

The Wright Managed Income Trust Notes to Financial Statements

The level classification by major category of investments is the same as the category presentation in the Fund’s Portfolio of Investments.

There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2015.

10. Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2015, events and transactions subsequent to December 31, 2015, have been evaluated by the Fund's management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

55

The Wright Managed Income Trust Report of Independent Registerd Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Current Income Fund

 We have audited the accompanying statements of assets and liabilities of the Wright Current Income Fund (the “Fund”), a series of shares of The Wright Managed Income Trust, including the portfolio of investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wright Current Income Fund, as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                  BBD, LLP

Philadelphia, Pennsylvania
February 24, 2016

56

The Wright Managed Income Trust Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2016 showed the tax status of all distributions paid to your account in calendar year 2015.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Interest Income –Wright Current Income Fund designates 99.99%, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

57

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trusts are responsible for the overall management and supervision of the affairs of the Trusts.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 177 West Putnam Avenue, Greenwich, Connecticut 06830.

Definitions:

“WISDI” means Wright Investors’ Service Distributors, Inc., the principal underwriter of the Funds.
“Winthrop” means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Executive Chairman of Wright; Executive Chairman of Winthrop; Director, Wright Investors' Service Holdings, Inc.; Director, WISDI; Authorized Representative of Wright Private Asset Management; Chairman of the Winthrop Corp. November 2002-December 2012	4	None
Independent Trustees
James J. Clarke, Ph.D. Born: 1941	Trustee and Chairman of the Audit Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant - financial management and strategic planning); Director, Reliance Bank, Altoona, PA since August 1995; Director - Quaint Oak Bank, Southampton, PA since 2007; Director - Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	4	None
Dorcas R. Hardy Born: 1946	Trustee and Chairman of the Independent Trustees' Committee and Governance Committee	Trustee since December, 1998	President, Dorcas R. Hardy & Associates (a public policy and government relations firm) Spotsylvania, VA; Director, First Coast Service Options, 1998 to 2009.	4	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011; Director, First County Bank since 2011.	4	None
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Executive Chairman of Wright and Winthrop and Director of WISDI.

58

Management and Organization (Unaudited)

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of 4 funds managed by Wright; Trustee of the Trusts 1990-2012; Retired Senior Vice President of Wright and Winthrop.

Michael J. McKeen Born: 1971	Treasurer	Treasurer fo the Trusts since March, 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of 4 funds managed by Wright.
Adam R. Waldstein Born: 1985	Secretary	Secretary of the Trusts since June, 2015	Associate Counsel, Atlantic Fund Services, LLC since 2015; Contract Attorney, 2010-2015. Officer of 4 funds managed by Wright.

59

Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors’ Service, Inc.
Wright Investors’ Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 555-0644, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds’ complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds’ portfolio holdings as reported in annual and semi-annual reports are also available on Wright’s website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 555-0644.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds’ Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 555-0644. This description is also available on the SEC website at http://www.sec.gov.

60

WRIGHT
INVESTORS' SERVICE

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President
James J. Clarke, Trustee
Dorcas R. Hardy, Trustee
Richard E. Taber, Trustee
Adam R. Waldstein, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830

Principal Underwriter
Wright Investors' Service Distributors, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-151231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Equity Trust (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $42,000 in 2014 and $42,000 in 2015.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,000 in 2014 and $9,000 in 2015. The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant’s audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant’s audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant’s principal accountant.

(2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which a Fund’s shareholder may recommend nominees to the registrant’s board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2(f)(3))
(a)(2)	Treasurer’s and President’s Section 302 certification
(a)(3)	Not applicable.
(b)	Combined 906 certification
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                      The Wright Managed Equity Trust (On behalf of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund)

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date           February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By           /s/ Peter M. Donovan
Peter M. Donovan
President

Date           February 25, 2016

By           /s/ Michael J. McKeen
Michael J. McKeen
Treasurer

Date           February 25, 2016